CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                     RULE 15d-14(b) and 18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  annual  report of The Berkshire Collection, Inc. (the
"Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandy Winick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     May  11,  2005                 /s/  Sandy  Winick
                                              -------------
                                              Sandy  Winick,
                                              Chief  Financial  Officer  of
                                              The  Berkshire  Collection,  Inc.